UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2013

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Annual Report to Shareholders]

[Calvert Equity Income Fund Annual Report to Shareholders]

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Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT director selection criteria, and overall corporate commitment. The highest-rated compa nies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scor ing at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of interna tional, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for invest ing with Calvert.

The following companies represented the following percentages of Fund net assets: Citigroup 2.27% of Calvert Large Cap Value, 1.32% of Calvert Social Index; Merck 2.26% of Calvert Equity Income, 2.01% of Calvert Large Cap Value, and 1.25% of Calvert Social Index; Coca-Cola 1.29% of Calvert Social Index, 3.20% of Calvert Large Cap Core and 3.29% Calvert Equity Portfolio; J.P. Morgan Chase 2.54% of Calvert Equity Income, 1.74% of Calvert Social Index and 0.34% of Calvert Balanced Portfolio. Holdings are subject to change.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 5

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Conflict Minerals

Calvert continued to be a leader among investors on “conflict minerals” through a multi-stakeholder group supporting disclosure requirements enacted as Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The disclosure would certify that certain minerals used in cell phones and other consumer electronic components (tin, titanium, tantalum and gold) are not illegally mined to fuel the continuing bloody conflict in the Democratic Republic of Congo (DRC).

After the SEC approved and released the final rule to implement the reporting requirements of Section 1502 in August 2012, the U.S. Chamber of Commerce filed a lawsuit against the Securities and Exchange Commission (SEC) to stop implementation. Calvert led the multi-stakeholder group’s effort to forge a common statement urging implementation of the law as outlined by the rule, regardless of the lawsuit. On July 23, the court upheld the “conflict minerals rule” in favor of the SEC and the statute requiring adoption of the rule—a major victory for Calvert and its allies.

Extractives Revenue Transparency

Widely credited for its leadership role among investors in supporting extractive revenue transparency as an imperative for investors interested in full disclosure of material information related to oil, gas and mining in certain countries, Calvert has remained actively engaged in the SEC rule-making process. The SEC issued final rules for implementation of Section 1504 of the Dodd–Frank Wall Street Reform and Consumer Protection Act on August 22, 2012, which were broadly consistent with the position advocated by Calvert. Our previous written comments to the SEC were cited and quoted extensively in notes to the rules, especially with respect to the materiality of particular factors to which it drew attention.

After the U.S. Chamber of Commerce and the American Petroleum Institute filed a lawsuit challenging the rules, Calvert submitted a sworn statement about the problems investors would face if the rules were delayed or revoked. We also sent letters to the SEC emphasizing the materiality of disclosures required by the rules and contributed research to Oxfam America’s January 2013 brief.

6 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

On July 2, the court “vacated” the SEC’s rule, declaring it inoperative until the SEC addresses certain key issues (the necessity for exemptions for certain countries and public reporting of the disclosures). Calvert subsequently drafted a letter to SEC Chairman Mary Jo White that acknowledged the value of the Commission’s rules to implement Section 1504 and urged her respond to the API vs. SEC decision by reinstating rules consistent with those issued in August 2012, which were endorsed by investors representing more than $5.6 trillion in assets under management.

350.Org Divestment Campaign On Fossil Fuels

Calvert watched closely the 350.org campaign urging college and university endowments, as well as other institutional investors, to divest from companies producing fossil fuels. In December, Calvert posted a statement on our website expressing support for the campaign’s broad objectives while making the case for a complementary strategy of active ownership and engagement as represented by our SAGE™ (Sustainability Achieved through Greater Engagement) approach.

The statement also pointed to specific fossil fuel companies Calvert has successfully engaged on climate change, alternative energy, and revenue transparency. This includes Marathon Oil, where Calvert’s “enhanced engagement” prompted the company in 2010 to set a target to reduce its greenhouse gas emissions intensity by four percent from a 2008 baseline before 2013. As of 2012, Marathon Oil had already made intensity reductions many times higher than the original goal.

Other Shareholder Advocacy

Calvert also filed a shareholder resolution this past year with US Bancorp regarding pay-day lending and with Lowe’s about sustainability governance, both of which were successfully withdrawn. We also undertook more engagement with PepsiCo on labor and human rights, water, and sustainability issues. In fact, PepsiCo management credited our recommendations with influencing their decision to strengthen their human rights policy framework.

The following companies represented the following percentages of Fund net assets: Marathon Oil 2.44% of Calvert Large Cap Value Fund and 2.14% of Calvert Equity Income Fund; US Bancorp 1.58% of Calvert Large Cap Value Fund and 2.00% of Calvert Equity Income Fund; and Lowe’s 1.83% of Calvert Large Cap Value Fund and 1.51% of Calvert Equity Income Fund; PepsiCo 1.51% of Calvert Equity Income Fund. Holdings are subject to change.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 7

Investment Performance

For the 12-month period ended September 30, 2013, Calvert Large Cap Value Fund returned 20.66% versus 22.30% for the Russell 1000 Value Index. Stock selection in the Information Technology, Industrials and Materials sector were the primary causes of the Fund’s relative underperformance for the period.

Investment Climate

The stock market had very good returns over this period, which included the Presidential elections, Hurricane Sandy, and worries about the man-made “fiscal cliff.” The Federal Reserve (Fed) continues to warn that someday they will reduce their $85 billion monthly quantitative easing policy. However, they are again maintaining this accommodative monetary policy while awaiting a rise in the private sector to offset the weakness in the public sector. The dysfunctional political process in Washington, D.C. has been overcome by the Fed’s easy money policy. As the economy began to recover, the fiscal situation in Washington, D.C. improved.

Unemployment, which is 7.3% and has been declining slowly, is still priority number one at the Fed. The rate of U.S. economic growth has increased from 0.1% twelve months ago to a comparatively robust 2.5% in the second quarter of 2013. Automobile sales continued to rebound thanks to a loosening of lending standards and the aging auto fleet. Housing starts reached a seven-year high and housing prices are beginning to climb, which boosts consumer confidence, spending and wealth.

Although being run by the lame duck Ben Bernanke, the Fed appears to be the only institution in Washington, D.C. that is functioning properly to aid the economy. With Federal agencies such as the IRS and NSA under siege, and the usual dysfunctional Congress, monetary policy is the only tool to keep the economy growing. In this environment, the Fed is forced to not tighten.

8 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2013

TEN LARGEST STOCK	% OF NET
HOLDINGS	ASSETS
Occidental Petroleum Corp.	2.6%
Phillips 66 Co.	2.5%
Capital One Financial Corp.	2.5%
Devon Energy Corp.	2.5%
Marathon Oil Corp.	2.4%
Exxon Mobil Corp.	2.4%
Comcast Corp.	2.4%
Pfizer, Inc.	2.4%
The PNC Financial Services
Group, Inc.	2.4%
Royal Dutch Shell plc (ADR)	2.3%
Total	24.4%

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	7.23%	20.66%
Class C	6.63%	19.30%
Class Y	7.36%	20.96%

Russell 1000
Value Index	7.27%	22.30%

Lipper Large-
Cap Value Funds
Average	8.46%	22.13%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	9.7%
Consumer Staples	6.8%
Energy	16.4%
Financials	22.8%
Health Care	12.9%
Industrials	7.4%
Information Technology	8.7%
Materials	3.9%
Short-Term Investments	4.4%
Telecommunication Services	3.0%
Utilities	4.0%
Total	100%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Strategy

As the economy continued to recover, the portfolio moved out of some long-term holdings into primarily new financial holdings. Stocks that performed well and hit our valuation targets included: CBS, CME Group, Cisco Systems, Emerson Electric, 3M Company, JPMorgan Chase; and Verizon Communications.

We also eliminated several holdings we received following a spin-off from their parent company. These were Abbvie from Abbott Laboratories, Marathon Petroleum from Marathon Oil, and Pentair from Tyco International. Holdings that we eliminated after weak performance due to too much uncertainty about their future earnings power were Barrick Gold, Newmont Mining and Sony.

The new additions were primarily in Financials: American International Group, Capital One, Citigroup and KeyCorp. We believe management changes and repositioning of their portfolios make them poised to benefit from the aftermath of the 2008 financial meltdown. We also initiated a position in Deere due to its attractive valuation.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 9

Contributors to Performance

The Financials, Energy, and Telecommunications sectors were the Fund’s top three contributors to performance. Financials’ outperformance was driven by outstanding stock and subsector allocation. Namely, the Fund avoided real estate investment trusts (REITS) and had superior stock selection in insurance with Hartford Financial Services, MetLife, and American International Group. Capital markets also drove strong performance with holdings in Morgan Stanley and Goldman Sachs.

Energy added to returns with an underweight to underperforming ExxonMobil. Overweight holdings in refiners Marathon Petroleum and Phillips 66 were also top contributors to Fund returns. The refiners benefited from discounted West Texas Intermediate crude prices relative to Brent crude prices, rising exports, and the potential for master limited partnerships (MLPs). The Fund exited Marathon Petroleum as the Brent-WTI price spread narrowed and catalysts diminished.

Finally, Telecommunications Services added to relative performance with superior stock selection. The Fund avoided exposure to CenturyLink and had an underweight to underperforming AT&T.

Detractors from Performance

The top three detractors from performance were the Materials, Information Technology, and Industrials sectors. The Fund was overweight to the underperforming Materials sector. Holdings in goldmining companies Newmont Mining and Barrick Gold were the main detractors from performance and have been eliminated. Both succumbed to the downturn in gold prices, which fell from $1800 to $1200 an ounce.

Poor stock selection in Information Technology also hurt relative performance with IBM a bottom contributor to returns. We took advantage of the price move-up mid-year to pare the holding and began adding to the position again as it bottomed out. The under-performance was partially offset by a holding in TE Connectivity.

CALVERT LARGE CAP
VALUE FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(WITH MAX. LOAD)
One year	14.93%
Five year	6.33%
Ten year	6.30%

CLASS C SHARES	(WITH MAX. LOAD)
One year	18.30%
Since inception
(12/12/2008)	13.67%

CLASS Y SHARES*
One year	20.96%
Five year	7.64%
Ten year	7.06%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since it’s inception 12/29/99.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.85%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 11

Industrials also detracted from relative returns as we were underweight this outperforming sector and had poor sub-sector allocation. In particular, the Fund was underweight machinery and lacked exposure to the outperforming aerospace & defense sub-sector, as many of the stocks do not pass our weapons criteria.

Outlook

The economy has been growing for nearly three years. With the unemployment rate at 7.3% and housing recovering from a low level, the Fed remains in stimulus mode but is ready at any moment to begin “tapering” their purchase of government securities. Because it is almost exclusively interested in stimulating economic growth, and not worried about inflation, equities are in a much more favorable position than fixed-income securities.

As equity investors, we plan to remain diversified among sectors, invest with the expectations of some dislocations in the market from rising interest rates, and remain fully invested to benefit from an economic rebound.

Calvert Investment Management, Inc.
October 2013

As of September 30, 2013, the following companies represented the following percentages of Fund net assets: CBS 0%, CME 0%, Cisco 0%, Emerson Electric 0%, 3M 0%, JPMorgan 0%, Verizon 0%, Abbvie 0%, Abbott Laboratories 1.00%, Marathon Petroleum 0%, Pentair 0%, Tyco 2.12%, Barrick Gold 0%, Newmont Mining 0%, Sony 0%, AIG 1.68%, Capital One 2.51%, Citigroup 2.27%, Key Corp. 1.46%, Deere 0.60%, Hartford 1.44%, MetLife 1.46%, Morgan Stanley 0.95%, Goldman Sachs 1.19%, ExxonMobil 2.41%, Phillips 66 2.55%, CenturyLink 0%, AT&T 2.00%, IBM 2.15%, and TE Connectivity 1.70%. Holdings are subject to change.

12 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 13

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$1,072.34	$6.39
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,066.33	$12.17
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,073.60	$5.09
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Large Cap Value Fund: We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 15

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2013

EQUITY SECURITIES - 96.1%	SHARES	VALUE
Beverages - 1.6%
PepsiCo, Inc.	19,700	$1,566,150

Capital Markets - 2.1%
Goldman Sachs Group, Inc.	7,613	1,204,453
Morgan Stanley	35,700	962,115
		2,166,568

Chemicals - 3.9%
Dow Chemical Co.	50,100	1,923,840
E. I. du Pont de Nemours & Co	34,300	2,008,608
		3,932,448

Commercial Banks - 7.4%
KeyCorp	129,700	1,478,580
The PNC Financial Services Group, Inc	33,200	2,405,340
US Bancorp	43,900	1,605,862
Wells Fargo & Co	48,823	2,017,366
		7,507,148

Commercial Services & Supplies - 3.5%
The ADT Corp.*	35,062	1,425,621
Tyco International Ltd.	61,425	2,148,646
		3,574,267

Consumer Finance - 2.5%
Capital One Financial Corp.	37,100	2,550,254

Diversified Financial Services - 6.3%
Bank of America Corp	136,492	1,883,590
Berkshire Hathaway, Inc., Class B*	19,700	2,236,147
Citigroup, Inc.	47,600	2,309,076
		6,428,813

Diversified Telecommunication Services - 3.0%
AT&T, Inc.	59,990	2,028,862
BCE, Inc.	23,800	1,016,260
		3,045,122

Electric Utilities - 4.0%
Duke Energy Corp.	31,249	2,086,808
The Southern Co.	48,500	1,997,230
		4,084,038

Electronic Equipment & Instruments - 1.7%
TE Connectivity Ltd.	33,425	1,730,746

Food & Staples Retailing - 1.8%
CVS Caremark Corp	31,500	1,787,625

16 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 2.0%
Unilever NV, NY Shares	54,700	$2,063,284

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	30,700	1,018,933
Covidien plc	26,525	1,616,434
		2,635,367

Health Care Providers & Services - 2.0%
WellPoint, Inc.	24,700	2,065,167

Household Products - 1.5%
Procter & Gamble Co.	20,600	1,557,154

Industrial Conglomerates - 2.3%
General Electric Co.	99,600	2,379,444

Insurance - 4.6%
American International Group, Inc.	35,000	1,702,050
Hartford Financial Services Group, Inc.	47,000	1,462,640
MetLife, Inc.	31,500	1,478,925
		4,643,615

Internet Software & Services - 3.3%
eBay, Inc.*	30,400	1,696,016
Google, Inc.*	1,900	1,664,229
		3,360,245

IT Services - 2.2%
International Business Machines Corp.	11,800	2,185,124

Machinery - 0.6%
Deere & Co.	7,500	610,425

Media - 5.6%
Comcast Corp.	53,900	2,433,585
DIRECTV*	30,400	1,816,400
Time Warner, Inc.	22,507	1,481,186
		5,731,171

Multiline Retail - 2.3%
Target Corp	37,000	2,367,260

Oil, Gas & Consumable Fuels - 16.5%
ConocoPhillips	24,654	1,713,700
Devon Energy Corp.	43,600	2,518,336
Exxon Mobil Corp.	28,400	2,443,536
Marathon Oil Corp	71,000	2,476,480
Occidental Petroleum Corp	28,100	2,628,474
Phillips 66 Co.	44,727	2,586,115
Royal Dutch Shell plc (ADR)	36,500	2,397,320
		16,763,961

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - 8.4%
GlaxoSmithKline plc (ADR)	39,807	$1,997,117
Johnson & Johnson	10,865	941,887
Mallinckrodt plc*	2,915	128,522
Merck & Co., Inc	42,900	2,042,469
Pfizer, Inc.	83,868	2,407,850
Zoetis, Inc.	32,530	1,012,334
		8,530,179

Road & Rail - 1.0%
Norfolk Southern Corp.	12,700	982,345

Software - 1.6%
Microsoft Corp.	49,201	1,638,885

Specialty Retail - 1.8%
Lowe’s Co.’s, Inc.	39,100	1,861,551

Total Equity Securities (Cost $80,796,593)		97,748,356

	PRINCIPAL
TIME DEPOSIT - 4.4%	AMOUNT
State Street Bank Time Deposit, 0.083%, 10/1/13	$4,502,000	4,502,000

Total Time Deposit (Cost $4,502,000)		4,502,000

TOTAL INVESTMENTS (Cost $85,298,593) - 100.5%		102,250,356
Other assets and liabilities, net - (0.5%)		(485,768)
NET ASSETS - 100%		$101,764,588

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 561,394 shares outstanding		$29,422,022
Class C: 50,811 shares outstanding		2,491,053
Class Y: 1,030,722 shares outstanding		61,081,176
Undistributed net investment income		814,113
Accumulated net realized gain (loss)		(8,995,579)
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies		16,951,803

NET ASSETS		$101,764,588

NET ASSET VALUE PER SHARE
Class A (based on net assets of $34,867,822)		$62.11
Class C (based on net assets of $3,144,688)		$61.89
Class Y (based on net assets of $63,752,078)		$61.85

18 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 19

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $26,667)	$2,099,162
Interest income	3,383
Total investment income	2,102,545

Expenses:
Investment advisory fee	576,121
Transfer agency fees and expenses	69,531
Distribution Plan expenses:
Class A	63,670
Class C	24,127
Trustees’ fees and expenses	164,089
Administrative fees	177,268
Accounting fees	13,498
Custodian fees	15,638
Registration fees	44,797
Reports to shareholders	19,246
Professional fees	77,484
Miscellaneous	23,340
Total expenses	1,268,809
Reimbursement from Advisor:
Class A	(130,607)
Class C	(12,015)
Class Y	(160,573)
Fees paid indirectly	(66)
Net expenses	965,548

NET INVESTMENT INCOME	1,136,997

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	5,145,246

Change in unrealized appreciation (depreciation) on:
Investments	9,969,918
Foreign currency transactions	40
9,969,958

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,115,204

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,252,201

See notes to financial statements.

20 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,136,997	$1,437,278
Net realized gain (loss)	5,145,246	(3,015,292)
Change in unrealized appreciation (depreciation)	9,969,958	21,967,792

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,252,201	20,389,778

Distributions to shareholders from:
Net investment income:
Class A shares	(266,209)	(230,506)
Class C shares	(4,415)	(4,147)
Class Y shares	(1,038,234)	(1,194,196)
Total distributions	(1,308,858)	(1,428,849)

Capital share transactions:
Shares sold:
Class A shares	15,530,437	5,024,123
Class C shares	1,071,523	572,018
Class Y shares	9,240,084	3,318,957
Reinvestment of distributions:
Class A shares	247,079	214,744
Class C shares	3,875	3,996
Class Y shares	1,022,871	1,186,496
Redemption fees:
Class A shares	751	197
Class C shares	5	—
Class Y shares	4,160	965
Shares redeemed:
Class A shares	(5,425,313)	(4,206,605)
Class C shares	(176,637)	(199,578)
Class Y shares	(19,547,986)	(16,671,682)
Total capital share transactions	1,970,849	(10,756,369)

TOTAL INCRESASE (DECREASE) IN NET ASSETS	16,914,192	8,204,560

NET ASSETS
Beginning of year	84,850,396	76,645,836
End of year (including undistributed net investment
income of $814,113 and $1,001,753, respectively)	$101,764,588	$84,850,396

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	263,381	104,981
Class C shares	18,351	11,700
Class Y shares	156,895	69,170
Reinvestment of distributions:
Class A shares	4,756	4,742
Class C shares	74	88
Class Y shares	19,812	26,273
Shares redeemed:
Class A shares	(94,970)	(89,320)
Class C shares	(3,059)	(4,248)
Class Y shares	(350,937)	(347,064)
Total capital share activity	14,303	(223,678)

See notes to financial statements.

22 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 23

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the

24 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$97,748,356	—	—	$97,748,356
Other debt obligations	—	$4,502,000	—	4,502,000
TOTAL	$97,748,356	$4,502,000	—	$102,250,356

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 25 exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTES B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $53,885 was payable at year end. In addition, $43,241 was payable at year end for operating expenses paid by the Advisor during September 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A,

26 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $16,580 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,451 was payable at year end.

CID received $32,156 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,376 for the year ended September 30, 2013. Under the terms of the agreement, $1,037 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $40,639,960 and $40,861,305, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-18	($8,823,703)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 27

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,308,858	$1,428,849
Total	$1,308,858	$1,428,849

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$17,112,271
Unrealized (depreciation)	(332,384)
Net unrealized appreciation/(depreciation)	$16,779,887

Undistributed ordinary income	814,113
Capital loss carryforward	($8,823,703)

Federal income tax cost of investments	$85,470,469

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to partnerships.

Undistributed net investment income	($15,779)
Accumulated net realized gain (loss)	23,262
Paid-in capital	(7,483)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2013.

28 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$52.14	$41.36	$43.38
Income from investment operations:
Net investment income	.65	.76	.61
Net realized and unrealized gain (loss)	9.99	10.69	(2.20)
Total from investment operations	10.64	11.45	(1.59)
Distributions from:
Net investment income	(.67)	(.67)	(.43)
Total distributions	(.67)	(.67)	(.43)
Total increase (decrease) in net asset value	9.97	10.78	(2.02)
Net asset value, ending	$62.11	$52.14	$41.36

Total return*	20.66%	27.92%	(3.78%)
Ratios to average net assets: A
Net investment income	1.14%	1.53%	1.30%
Total expenses	1.74%	1.85%	1.84%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$34,868	$20,242	$15,213

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010 (z)	2009 (z)
Net asset value, beginning		$41.51	$46.85
Income from investment operations:
Net investment income		.53	.68
Net realized and unrealized gain (loss)		1.75	(5.08)
Total from investment operations		2.28	(4.40)
Distributions from:
Net investment income		(.41)	(.93)
Net realized gain		—	(.01)
Total distributions		(.41)	(.94)
Total increase (decrease) in net asset value		1.87	(5.34)
Net asset value, ending		$43.38	$41.51

Total return*		5.50%	(8.91%)
Ratios to average net assets: A
Net investment income		1.23%	1.97%
Total expenses		1.99%	2.18%
Expenses before offsets		1.23%	1.23%
Net expenses		1.23%	1.23%
Portfolio turnover		30%	31%
Net assets, ending (in thousands)		$10,502	$5,701

See notes to financial highlights.

30 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013 (z)	2012	2011	(z)
Net asset value, beginning	$51.99	$41.24	$43.37
Income from investment operations:
Net investment income	.01	.18	.08
Net realized and unrealized gain (loss)	10.00	10.72	(2.18)
Total from investment operations	10.01	10.90	(2.10)
Distributions from:
Net investment income	(.11)	(.15)	(.03)
Total distributions	(.11)	(.15)	(.03)
Total increase (decrease) in net asset value	9.90	10.75	(2.13)
Net asset value, ending	$61.89	$51.99	$41.24

Total return*	19.30%	26.49%	(4.85%)
Ratios to average net assets: A
Net investment income	.02%	.39%	.18%
Total expenses	2.85%	3.22%	3.52%
Expenses before offsets	2.35%	2.35%	2.35%
Net expenses	2.35%	2.35%	2.35%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$3,145	$1,843	$1,151

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES		2010 (z)	2009	(z)#
Net asset value, beginning		$41.61	$33.72
Income from investment operations:
Net investment income		.06	.15
Net realized and unrealized gain (loss)		1.78	7.74
Total from investment operations		1.84	7.89
Distributions from:
Net investment income		(.08)	**
Total distributions		(.08)	**
Total increase (decrease) in net asset value		1.76	7.89
Net asset value, ending		$43.37	$41.61

Total return*		4.41%	23.41%
Ratios to average net assets: A
Net investment income		.14%	.58	% (a)
Total expenses		5.09%	19.77	% (a)
Expenses before offsets		2.35%	2.35	% (a)
Net expenses		2.35%	2.35	% (a)
Portfolio turnover		30%	20%
Net assets, ending (in thousands)		$650	$182

See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$52.09	$41.39	$43.50
Income from investment operations:
Net investment income	.79	.94	.71
Net realized and unrealized gain (loss)	9.94	10.61	(2.18)
Total from investment operations	10.73	11.55	(1.47)
Distributions from:
Net investment income	(.97)	(.85)	(.64)
Total distributions	(.97)	(.85)	(.64)
Total increase (decrease) in net asset value	9.76	10.70	(2.11)
Net asset value, ending	$61.85	$52.09	$41.39

Total return*	20.96%	28.23%	(3.55%)
Ratios to average net assets: A
Net investment income	1.39%	1.80%	1.52%
Total expenses	1.24%	1.26%	1.20%
Expenses before offsets	.98%	.98%	.98%
Net expenses	.98%	.98%	.98%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$63,752	$62,766	$60,282

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES		2010 (z)	2009 (z)
Net asset value, beginning		$41.85	$47.32
Income from investment operations:
Net investment income		.65	.81
Net realized and unrealized gain (loss)		1.76	(5.18)
Total from investment operations		2.41	(4.37)
Distributions from:
Net investment income		(.76)	(1.09)
Net realized gain		—	(.01)
Total distributions		(.76)	(1.10)
Total increase (decrease) in net asset value		1.65	(5.47)
Net asset value, ending		$43.50	$41.85

Total return*		5.77%	(8.70%)
Ratios to average net assets: A
Net investment income		1.52%	2.32%
Total expenses		1.17%	1.27%
Expenses before offsets		.98%	.98%
Net expenses		.98%	.98%
Portfolio turnover		30%	31%
Net assets, ending (in thousands)		$73,263	$73,369

See notes to financial highlights.

32 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008 inception

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses.

34 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 35

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

director selection criteria, and overall corporate commitment. The highest-rated compa nies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scor ing at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of interna tional, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for invest ing with Calvert.

The following companies represented the following percentages of Fund net assets: Citigroup 2.27% of Calvert Large Cap Value, 1.32% of Calvert Social Index; Merck 2.26% of Calvert Equity Income, 2.01% of Calvert Large Cap Value, and 1.25% of Calvert Social Index; Coca-Cola 1.29% of Calvert Social Index, 3.20% of Calvert Large Cap Core and 3.29% Calvert Equity Portfolio; J.P. Morgan Chase 2.54% of Calvert Equity Income, 1.74% of Calvert Social Index and 0.34% of Calvert Balanced Portfolio. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 5

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Conflict Minerals

Calvert continued to be a leader among investors on “conflict minerals” through a multi-stakeholder group supporting disclosure requirements enacted as Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The disclosure would certify that certain minerals used in cell phones and other consumer electronic components (tin, titanium, tantalum and gold) are not illegally mined to fuel the continuing bloody conflict in the Democratic Republic of Congo (DRC).

After the SEC approved and released the final rule to implement the reporting requirements of Section 1502 in August 2012, the U.S. Chamber of Commerce filed a lawsuit against the Securities and Exchange Commission (SEC) to stop implementation. Calvert led the multi-stakeholder group’s effort to forge a common statement urging implementation of the law as outlined by the rule, regardless of the lawsuit. On July 23, the court upheld the “conflict minerals rule” in favor of the SEC and the statute requiring adoption of the rule—a major victory for Calvert and its allies.

Extractives Revenue Transparency

Widely credited for its leadership role among investors in supporting extractive revenue transparency as an imperative for investors interested in full disclosure of material information related to oil, gas and mining in certain countries, Calvert has remained actively engaged in the SEC rule-making process. The SEC issued final rules for implementation of Section 1504 of the Dodd–Frank Wall Street Reform and Consumer Protection Act on August 22, 2012, which were broadly consistent with the position advocated by Calvert. Our previous written comments to the SEC were cited and quoted extensively in notes to the rules, especially with respect to the materiality of particular factors to which it drew attention.

After the U.S. Chamber of Commerce and the American Petroleum Institute filed a lawsuit challenging the rules, Calvert submitted a sworn statement about the problems investors would face if the rules were delayed or revoked. We also sent letters to the SEC emphasizing the materiality of disclosures required by the rules and contributed research to Oxfam America’s January 2013 brief.

6 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

On July 2, the court “vacated” the SEC’s rule, declaring it inoperative until the SEC addresses certain key issues (the necessity for exemptions for certain countries and public reporting of the disclosures). Calvert subsequently drafted a letter to SEC Chairman Mary Jo White that acknowledged the value of the Commission’s rules to implement Section 1504 and urged her respond to the API vs. SEC decision by reinstating rules consistent with those issued in August 2012, which were endorsed by investors representing more than $5.6 trillion in assets under management.

350.Org Divestment Campaign On Fossil Fuels

Calvert watched closely the 350.org campaign urging college and university endowments, as well as other institutional investors, to divest from companies producing fossil fuels. In December, Calvert posted a statement on our website expressing support for the campaign’s broad objectives while making the case for a complementary strategy of active ownership and engagement as represented by our SAGE™ (Sustainability Achieved through Greater Engagement) approach.

The statement also pointed to specific fossil fuel companies Calvert has successfully engaged on climate change, alternative energy, and revenue transparency. This includes Marathon Oil, where Calvert’s “enhanced engagement” prompted the company in 2010 to set a target to reduce its greenhouse gas emissions intensity by four percent from a 2008 baseline before 2013. As of 2012, Marathon Oil had already made intensity reductions many times higher than the original goal.

Other Shareholder Advocacy

Calvert also filed a shareholder resolution this past year with US Bancorp regarding pay-day lending and with Lowe’s about sustainability governance, both of which were successfully withdrawn. We also undertook more engagement with PepsiCo on labor and human rights, water, and sustainability issues. In fact, PepsiCo management credited our recommendations with influencing their decision to strengthen their human rights policy framework.

The following companies represented the following percentages of Fund net assets at September 20, 2013: Marathon Oil 2.44% of Calvert Large Cap Value Fund and 2.14% of Calvert Equity Income Fund; US Bancorp 1.58% of Calvert Large Cap Value Fund and 2.00% of Calvert Equity Income Fund; and Lowe’s 1.83% of Calvert Large Cap Value Fund and 1.51% of Calvert Equity Income Fund; PepsiCo 1.51% of Calvert Equity Income Fund. Holdings are subject to change.

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Investment Performance

For the one-year period ending September 30, 2013, the Calvert Equity Income Fund Class A shares (at NAV) returned 17.74% versus a return of 22.30% for the Russell 1000 Value Index. The Fund’s underperformance was largely the result of stock selection in the Information Technology, Materials and Industrials sectors. The Fund performed in line with the Lipper Average Equity Income Fund return of 17.78%.

Investment Climate

During the reporting period, U.S. equity markets posted strong returns and U.S. stocks, as measured by the S&P 500 Index, hit a new high, outperforming bonds and other income-oriented securities in a rising interest-rate environment. Among domestic stocks, small caps beat large caps. The U.S. economy was healthier than most global markets. Although Europe’s economy was sluggish, their recession did end while growth in emerging markets slowed. Weakness in international markets was a factor in keeping commodity prices in check and inflation low.

The political environment in the United States remained fractious. Stock market progress was interrupted repeatedly by bouts of uncertainty in Washington. Fiscal cliff drama dominated the first quarter of the reporting period and dividend-paying stocks swooned amid discussions of tax rates on dividends as high as 39%. They recovered when the actual tax increases turned out to be much more modest. The budget sequester dominated mid-period but did not derail the recovery. However, debt ceiling threats and fiscal disagreements returned in the final quarter of the reporting period.

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CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2013

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	9.3%
Consumer Staples	6.6%
Energy	15.9%
Financials	22.9%
Health Care	13.2%
Industrials	8.4%
Information Technology	9.3%
Materials	3.4%
Short-Term Investments	3.0%
Telecommunication Services	7.0%
Utilities	1.0%
Total	100%

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	6.13%	17.74%
Class C	5.52%	16.44%
Class Y	6.30%	18.09%

Russell 1000
Value Index	7.27%	22.30%

Lipper Equity
Income Funds
Average	6.23%	17.78%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
AT&T, Inc.	3.0%
General Electric Co.	3.0%
Johnson & Johnson	3.0%
Pfizer, Inc.	2.7%
Occidental Petroleum Corp.	2.6%
JPMorgan Chase & Co.	2.5%
Royal Dutch Shell plc (ADR)	2.5%
ConocoPhillips	2.5%
The PNC Financial Services
Group, Inc.	2.5%
GlaxoSmithKline plc (ADR)	2.2%
Total	26.5%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

The U.S. economy grew slowly during the period with autos and housing showing particular vitality. Unemployment remained above target but did move in the right direction, ending the period at 7.3%. Inflation trends were benign. The Federal Reserve’s (Fed) annual bank stress tests reflected a healthier banking sector, spurring increases in dividends and buy-backs.

The Fed continued to pursue an accommodative monetary policy, as did central banks in Europe and Japan. In the second quarter of 2013, it floated the idea of tapering the Quantitative Easing (QE) program and interest rates moved back up in anticipation. But the Fed decided during the summer to delay the taper due Washington’s fiscal disagreements and modest economic growth. Bernanke also announced his intention to step down as chairman of the Fed, and interest rates moved lower.

Portfolio Strategy

We are repositioning the Fund as we seek to increase yield. Our target is to identify stocks with earnings and dividend growth potential that are trading at attractive valua-

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tions. The Fund is expected to become less sensitive to market swings as a result of this strategy.

With very few exceptions, the most attractive investments are not stocks with the highest absolute yields. Instead, we’re focusing on those in the second quintile of market yields. Our goal is to avoid value traps and focus on stocks with the best balance between long-term growth opportunities and current income. We believe the net result will be a portfolio invested in stocks with lower payout ratios, more globally diversified revenues, less interest-rate sensitivity, and better growth profiles than those with the highest dividend yields. Examples of recent additions include McDonald’s (yield of 3.4%) and Kimberly Clark (yield of 3.4%).1

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	12.15%
Since inception
(10/31/2011)	13.81%

CLASS C SHARES	(WITH MAX. LOAD)
One year	15.44%
Since inception
(10/31/2011)	15.49%

CLASS Y SHARES
One year	18.09%
Since inception
(10/31/2011)	16.85%

Our strategy also includes new ideas in the international arena, where Fed tapering may be of less concern and higher yields are plentiful. For example, we added Canadian telecommunications service provider BCE Inc. (yield of 5.3%) and Norwegian energy company Statoil (yield of 5%). Lower smart-phone penetration in Canada presents a growth story that U.S. telecom players no longer have, and investors’ concerns about Verizon entering the Canadian market created a buying opportunity. Statoil trades at a discount to its peer group and has an attractive yield. The company is also balancing production growth goals with financial performance considerations.

We are pruning some of the lowest yielding stocks—such as Citigroup (yield of 0.1%), Zoetis (0.8%) and Devon Energy (1.5%)—in favor of ones with better current income profiles. These changes are expected to reduce the upside potential of the Fund in market rallies, but will enhance the current income capacity of the Fund and reduce downside risk in falling markets.

We are taking a renewed look at master limited partnerships (MLPs) and real estate investment trusts (REITs), where the Fund has no current exposure. We believe current valuations are too high in both these areas but have created a watch list and are monitoring it for future opportunities.

Bank preferred stocks have become more attractive in anticipation of rising rates, with yields in the range of 6.5% to 7% and new issues coming to market at 7% and higher. We are evaluating new opportunities in this space.

Natalie Trunow was added to the Fund’s portfolio management team during the period.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 3.34%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Performance Attribution

Most of the top contributors to absolute total return were lower-yielding securities, while higher-yielding stocks were at the bottom. On a sector basis, the largest contributors were cyclicals like Financials, Consumer Discretionary, and Energy. The smallest contributors were Materials, Utilities, and Telecommunications.

Preferred stocks enhance the current income of the Fund but they did not provide the same upside performance that common stocks gave during this bullish market. For instance, Bank of America’s stock rose 57% during the reporting period, but the total return of Bank of America Preferred Series L 7.25% was flat. Wells Fargo’s common stock rose 23% during the reporting period, but the total return of Wells Fargo Preferred Series L 7.5% was -7%.

Contributors to Relative Performance

Stock selection was strong in Energy as refiners Marathon Petroleum and Phillips 66 benefitted from favorable crude oil costs. We executed a well-timed exit of Marathon, but we still see upside in Phillips 66. We also benefitted from not owning Chevron, which does not pass certain Calvert threshold sustainability criteria, and from an underweight to Exxon Mobil, which lagged its peers.

In Telecommunication Services, stock selection was also strong. BCE Inc. rallied after Verizon announced they have no intention to enter Canada any time soon. It also helped that we did not own CenturyLink or Frontier Communications, as rural telecommunications stocks like these offer high current income but are at risk of significant stock price declines in a rising interest-rate environment.

The Fund was overweight in the top-performing Consumer Discretionary sector. Media stocks CBS Corp. and Time Warner led the charge. They continue to be paid well for quality content and plan to optimize their corporate structures through spin-offs and buy-backs. Lowe’s benefitted from plans to improve store efficiency and a strong tailwind from the housing recovery. However, these positives were partially offset by a lack of exposure to autos and weakness from Target.

Detractors from Relative Performance

IBM was the largest single contributor to underperformance in Information Technology. With slowing revenue growth and cash flow generation, the stock was eliminated. Apple joined the Russell 1000 Value Index in June and we established a position near the period end. But we missed the early run up when activist investors began agitating for change. Our preference for income-generating securities meant the Fund had no exposure to the internet subsector or certain strong-performing semiconductor stocks. Microsoft trailed other software stocks but most of its software peers do not offer current income.

In Materials, gold miners Barrick Gold and Newmont Mining could not cut costs fast enough to keep up with a precipitous drop in gold prices. The Fund no longer has exposure to gold mining.

Weak stock selection was the primary detractor in Industrials. Deere & Co. underper-formed on earnings pressure from weak corn prices, soft used equipment prices, and lower projected farm cash receipts, and we eliminated the stock. We lacked exposure to the outperforming aerospace & defense subsector as many of the stocks do not pass our

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weapons criteria. Overall, Industrials offers few attractive yields outside of the defense subsector, and P/E ratios do not look cheap.

Outlook

There are a number of factors to support forward earnings growth. The U.S. economy continues its slow expansion. Margins are not being stressed by wage or commodity price inflation. Energy remains cheap. Healthy corporate balance sheets and friendly debt markets support capital investment and stock buy-backs. And uncertainty in Washington, D.C. will inject the kind of market volatility that can create trading opportunities.

In our view, demographics will drive demand for income-generating securities as the Baby Boomers enter retirement. We continue to find attractive dividend-paying stocks for the Fund. Looking at the popular S&P 500 Index, nearly 20% of the stocks offer yields in excess of the 10-year U.S. Treasury bond, compared with the historical average of 9%. In the third quarter of 2013, the S&P 500 grew earnings at 5% while dividends grew 15%. Dividend payout ratios increased, but are still near historically low levels, indicating there is still room to increase dividend payments. We continue to favor bank preferred stocks, currently yielding 6.5% to 7%.

High-yielding stocks still trade at premium earnings multiples and remain vulnerable to rising interest rates. Although QE tapering has been delayed, interest rates are expected to rise. The Fed will likely begin reducing monetary support after Congress resolves the budget and debt ceiling questions. Investors reaching for yield will be at risk in such an environment. We seek securities that offer valuation support and reasonable dividend and earnings growth prospects, rather than those simply offering the highest current yields.

Calvert Investment Management, Inc.
October 2013

1. Individual security returns and yields are for the period held in portfolio.

As of September 30, 2013, the following companies represented the following percentages of Fund net assets: McDonald’s 2.04%, Kimberly Clark 1.00%, BCE 2.00%, Statoil 2.00%, Citigroup 0%, Zoetis 0%, Devon Energy 0%, Bank of America 1.57%, Wells Fargo 3.59%, Marathon Petroleum 2.14%, Phillips 66 2.26%, Chevron 0%, Exxon Mobil 2.01%, CenturyLink 0%, Frontier Communications 0%, CBS Corp. 0%, Time Warner 2.09%, Lowe’s 1.51%, Target 2.00%, IBM 0%, Apple 1.86%, Microsoft 2.02%, Barrick Gold 0%, Newmont Mining 0%, and Deere 0%. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 13

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$1,061.29	$6.36
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,055.23	$12.11
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,063.00	$5.07
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Equity Income Fund: We have audited the accompanying statement of net assets of the Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years or periods in the two-year period then ended, and the financial highlights for the each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Equity Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

16 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2013

EQUITY SECURITIES - 96.9%	SHARES	VALUE
Beverages - 1.5%
PepsiCo, Inc.	3,400	$270,300

Capital Markets - 2.9%
Goldman Sachs Group, Inc.	2,200	348,062
Morgan Stanley Capital Trust VIII, Preferred	7,200	176,472
		524,534

Chemicals - 3.4%
Dow Chemical Co.	9,200	353,280
E. I. du Pont de Nemours & Co	4,600	269,376
		622,656

Commercial Banks - 9.6%
KeyCorp:
Common	20,500	233,700
Preferred	500	62,465
The PNC Financial Services Group, Inc	6,200	449,190
US Bancorp	9,800	358,484
Wells Fargo & Co.:
Common	8,700	359,484
Preferred	250	284,377
		1,747,700

Commercial Services & Supplies - 3.5%
Tyco International Ltd.	10,300	360,294
Waste Management, Inc.	6,500	268,060
		628,354

Communications Equipment - 1.5%
Cisco Systems, Inc	11,500	269,330

Computers & Peripherals - 2.9%
Apple, Inc.	700	333,725
Seagate Technology plc	4,300	188,082
		521,807

Consumer Finance - 2.5%
Capital One Financial Corp.	3,900	268,086
Discover Financial Services, Preferred	7,600	178,752
		446,838

Diversified Financial Services - 6.0%
Bank of America Corp., Preferred	260	280,800
CME Group, Inc	4,900	362,012
JPMorgan Chase & Co.	8,800	454,872
		1,097,684

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	16,000	$541,120
BCE, Inc.	8,400	358,680
Verizon Communications, Inc	7,700	359,282
		1,259,082

Electric Utilities - 1.0%
Edison International	3,900	179,634

Electronic Equipment & Instruments - 1.7%
TE Connectivity Ltd.	6,100	315,858

Food & Staples Retailing - 0.9%
CVS Caremark Corp	2,900	164,575

Food Products - 1.8%
Unilever NV, NY Shares	8,500	320,620

Health Care Equipment & Supplies - 1.5%
Covidien plc	4,400	268,136

Health Care Providers & Services - 1.5%
WellPoint, Inc.	3,300	275,913

Hotels, Restaurants & Leisure - 2.0%
McDonald’s Corp	3,800	365,598

Household Products - 2.4%
Kimberly-Clark Corp.	1,900	179,018
Procter & Gamble Co.	3,500	264,565
		443,583

Industrial Conglomerates - 3.0%
General Electric Co.	22,500	537,525

Insurance - 1.7%
MetLife, Inc.	6,500	305,175

IT Services - 1.2%
Paychex, Inc.	5,500	223,520

Media - 3.8%
Comcast Corp.	7,100	320,565
Time Warner, Inc.	5,700	375,117
		695,682

Multiline Retail - 2.0%
Target Corp	5,600	358,288

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 15.9%
ConocoPhillips	6,500	$451,815
Exxon Mobil Corp.	4,200	361,368
Marathon Oil Corp	11,000	383,680
Occidental Petroleum Corp	5,000	467,700
Phillips 66 Co.	7,000	404,740
Royal Dutch Shell plc (ADR)	6,900	453,192
Statoil ASA (ADR)	15,800	358,344
		2,880,839

Pharmaceuticals - 10.2%
GlaxoSmithKline plc (ADR)	8,100	406,377
Johnson & Johnson	6,200	537,478
Merck & Co., Inc	8,500	404,685
Pfizer, Inc.	17,233	494,759
		1,843,299

Real Estate Investment Trusts - 0.1%
Prologis, Inc., Preferred	500	28,275

Road & Rail - 2.0%
Norfolk Southern Corp.	4,700	363,545

Software - 2.0%
Microsoft Corp.	10,900	363,079

Specialty Retail - 1.5%
Lowe’s Co.’s, Inc.	5,700	271,377

Total Equity Securities (Cost $16,270,207)		17,592,806

	PRINCIPAL
TIME DEPOSIT - 3.0%	AMOUNT
State Street Bank Time Deposit, 0.083%, 10/1/13	$534,511	534,511

Total Time Deposit (Cost $534,511)		534,511

TOTAL INVESTMENTS (Cost $16,804,718) - 99.9%		18,127,317
Other assets and liabilities, net - 0.1%		20,238
NET ASSETS - 100%		$18,147,555

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 744,845 shares outstanding	$12,715,122
Class C: 111,464 shares outstanding	1,994,307
Class Y: 79,290 shares outstanding	1,475,750
Undistributed net investment income	2,090
Accumulated net realized gain (loss) on investments	637,675
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies	1,322,611

NET ASSETS	$18,147,555

NET ASSET VALUE PER SHARE
Class A (based on net assets of $14,436,793)	$19.38
Class C (based on net assets of $2,161,759)	$19.39
Class Y (based on net assets of $1,549,003)	$19.54

Abbreviations:

ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

20 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $3,720)	$324,623
Interest income	484
Total investment income	325,107

Expenses:
Investment advisory fee	73,560
Transfer agency fees and expenses	25,771
Administrative fees	22,634
Distribution Plan expenses:
Class A	23,837
Class C	11,152
Trustees’ fees and expenses	15,589
Custodian fees	17,332
Registration fees	39,808
Reports to shareholders	9,673
Professional fees	22,536
Accounting fees	1,444
Miscellaneous	8,498
Total expenses	271,834
Reimbursement from Advisor:
Class A	(87,424)
Class C	(17,035)
Class Y	(17,504)
Fees paid indirectly	(8)
Net expenses	149,863

NET INVESTMENT INCOME	175,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	663,467

Change in unrealized appreciation (depreciation) on:
Investments	833,798
Assets and liabilities denominated in foreign currencies	12
833,810

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,497,277

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,672,521

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED SEPTEMBER 30,	FROM INCEPTION OCTOBER 31, 2011 THROUGH SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$175,244	$68,560
Net realized gain (loss)	663,467	38,367
Change in unrealized appreciation (depreciation)	833,810	488,801

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,672,521	595,728

Distributions to shareholders from:
Net investment income:
Class A shares	(156,828)	(66,066)
Class C shares	(5,566)	(1,044)
Class Y shares	(13,265)	(784)
Net realized gain:
Class A shares	(57,775)	—
Class C shares	(4,128)	—
Class Y shares	(1,300)	—
Total distributions	(238,862)	(67,894)

Capital share transactions:
Shares sold:
Class A shares	7,761,973	5,607,574
Class C shares	1,740,411	350,907
Class Y shares	1,541,945	96,000
Reinvestment of distributions:
Class A shares	199,574	64,636
Class C shares	8,338	993
Class Y shares	12,643	85
Redemption fees:
Class A shares	9	—
Class C shares	103	—
Shares redeemed:
Class A shares	(735,218)	(182,703)
Class C shares	(102,384)	(3,965)
Class Y shares	(174,859)	—
Total capital share transactions	10,252,535	5,933,527

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,686,194	6,461,361

NET ASSETS
Beginning of period	6,461,361	—
End of period (including undistributed net investment income
of $2,090 and $1,017, respectively)	$18,147,555	$6,461,361

See notes to financial statements.

22 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED SEPTEMBER 30,	FROM INCEPTION OCTOBER 31, 2011 THROUGH SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	418,565	362,348
Class C shares	94,550	22,083
Class Y shares	81,664	6,077
Reinvestment of distributions:
Class A shares	11,148	4,032
Class C shares	480	61
Class Y shares	659	5
Shares redeemed:
Class A shares	(39,832)	(11,416)
Class C shares	(5,470)	(240)
Class Y shares	(9,115)	—
Total capital share activity	552,649	382,950

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

24 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

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of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$17,592,806	—	—	$17,592,806
Other debt obligations	—	$534,511	—	534,511
TOTAL	$17,592,806	$534,511	—	$18,127,317

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of

26 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $9,364 was payable at year end. In addition, $9,138 was payable at year end for operating expenses paid by the Advisor during September 2013.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $2,881 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $4,549 was payable at year end.

CID received $28,594 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $4,006 for year ended September 30, 2013. Under the terms of the agreement, $464 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,345,546 and $6,504,201, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$238,094	$67,894
Long-term capital gain	768	—
Total	$238,862	$67,894

28 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,389,431
Unrealized (depreciation)	(70,815)
Net unrealized appreciation/(depreciation)	$1,318,616
Undistributed ordinary income	$175,139
Undistributed long-term capital gain	$468,609
Federal income tax cost of investments	$16,808,701

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in partnerships.

Undistributed net investment income	$1,488
Accumulated net realized gain (loss)	(759)
Paid-in capital	(729)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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30 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	#(z)
Net asset value, beginning	$16.87	$15.00
Income from investment operations:
Net investment income	.30	.30
Net realized and unrealized gain (loss)	2.64	1.83
Total from investment operations	2.94	2.13
Distributions from:
Net investment income	(.28)	(.26)
Net realized gain	(.15)	—
Total distributions	(.43)	(.26)
Total increase (decrease) in net asset value	2.51	1.87
Net asset value, ending	$19.38	$16.87

Total return*	17.74%	14.29%
Ratios to average net assets:A
Net investment income	1.64%	1.93	% (a)
Total expenses	2.15%	3.34	% (a)
Expenses before offsets	1.23%	1.23	% (a)
Net expenses	1.23%	1.23	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$14,437	$5,988

See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013 (z)	2012	#(z)
Net asset value, beginning	$16.91	$15.00
Income from investment operations:
Net investment income	.09	.12
Net realized and unrealized gain (loss)	2.65	1.86
Total from investment operations	2.74	1.98
Distributions from:
Net investment income	(.11)	(.07)
Net realized gain	(.15)	—
Total distributions	(.26)	(.07)
Total increase (decrease) in net asset value	2.48	1.91
Net asset value, ending	$19.39	$16.91

Total return*	16.44%	13.21%
Ratios to average net assets:A
Net investment income	.50%	.75	% (a)
Total expenses	3.88%	14.33	% (a)
Expenses before offsets	2.35%	2.35	% (a)
Net expenses	2.35%	2.35	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$2,162	$370

See notes to financial highlights.

32 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013 (z)	2012	#(z)
Net asset value, beginning	$16.98	$15.00
Income from investment operations:
Net investment income	.35	.32
Net realized and unrealized gain (loss)	2.67	1.80
Total from investment operations	3.02	2.12
Distributions from:
Net investment income	(.31)	(.14)
Net realized gain	(.15)	—
Total distributions	(.46)	(.14)
Total increase (decrease) in net asset value	2.56	1.98
Net asset value, ending	$19.54	$16.98

Total return*	18.09%	14.15%
Ratios to average net assets:A
Net investment income	1.96%	2.18	% (a)
Total expenses	3.59%	59.31	% (a)
Expenses before offsets	.98%	.98	% (a)
Net expenses	.98%	.98	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$1,549	$103

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2011 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 33

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees,

34 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 35

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$25,905		$35,090
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$5,640	0%	$5,840	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$31,545	0%	$40,930	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/13
$	%*	$	% *
$10,000	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 3, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 3, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 3, 2013